Exhibit 10.9

CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
DOUBLE ASTERISKS DENOTE SUCH OMISSIONS.

SECOND AMENDMENT TO DEFINITIVE AGREEMENT

This Second Amendment to Definitive Agreement, effective May 29, 2012, is by and between THE LEUKEMIA & LYMPHOMA SOCIETY (“LLS”), a New York non-profit corporation, having its principal place of business at 1311 Mamaroneck Ave, White Plains, NY and ONCONOVA THERAPEUTICS, INC. (“ONCONOVA,” or “Company”), a Delaware corporation having its principal place of business at 375 Pheasant Run, Newtown, PA.

WHEREAS, LLS and ONCONOVA have previously entered into an agreement to conduct a human clinical trial entitled “Approval Track Clinical Trial of ON 01910.Na in High Risk Myelodysplastic Syndromes (MDS) Patients Refractory to Hypomethylating Agents, an Unmet Medical Need” effective May 12, 2010 as amended on June 23, 2011 (collectively the “Agreement”) under which LLS supports clinical research conducted by ONCONOVA with the goal of successfully completing a pivotal trial; and

WHEREAS, an amendment is sought to reflect changes in the overall Research Program Funding, Milestones, Deliverables and payment schedule.

NOW THEREFORE in consideration of the foregoing -and -of the mutual covenants hereinafter set forth, it is agreed by LLS and ONCONOVA as follows:

1.             Terms not otherwise defined herein shall have the meanings given them in the Agreement.

2.             The second sentence of Section 2.1 of the Agreement is hereby modified to read in its entirety as follows:

“The sum total of the Funding shall not exceed $12,500,00 and shall be paid in accordance with the amounts and achievement of Milestones set forth in Revised Exhibit C.”

3.             Section 10.1(a) of the Agreement is hereby modified to read in its entirety as follows:

“if Company partners or outlicenses the rights to the Product to a third party or transfers the rights to the Product to a partnership with a third party for further development and/or commercialization of the Product (a “Product Outlicense”), then, subject to Section 10.1(e), Company shall pay to LLS payments under the following tiered payment schedule: (i) an amount equal to ** payable upon execution of the first Product Outlicense; (ii) an amount equal to ** within ** days after the first regulatory approval for marketing of the Product by a regulatory body; (iii) an amount equal to ** within ** days of the First Commercial Sale; (iv) an amount equal to ** within ** days of meeting the sales milestone of ** in annual Net Sales; and (v) a royalty equal to ** of Net Sales starting from the date of the First Commercial Sale. The Parties acknowledge that Company has entered into a License Agreement, dated July 5, 2011, with SymBio Pharmaceuticals Limited and that such License Agreement does not constitute a Product Outlicense for purposes of clause (i) of this Section 10.1.”

4.             Section 10.1(b) of the Agreement is hereby modified to read in its entirety as follows:

“if Company does not enter into a Product Outlicense and enters the market place (i.e., commences commercialization) for the Product in the Field through its own mechanisms (or through an affiliate), then, subject to Section 10.1(e), Company shall pay to LLS payments under the following tiered payment schedule: (i) an initial payment equal to ** within ** days of the First Commercial Sale; (ii) an amount equal to ** within ** days of meeting the sales milestone of ** in annual Net Sales; (iii) an amount equal to ** within ** of meeting the sales milestone of ** in annual Net Sales; and (iv) a royalty equal to ** of Net Sales in the Field starting from the date of the First Commercial Sale.”

5.             Section 10.1(c) of the Agreement is hereby modified to read in its entirety as follows:

“if Company enters into a Product Outlicense after Company has entered the market place (i.e., commences commercialization) through its own mechanisms (or through an affiliate), then, subject to Section 10.1(e), Company shall pay upon execution thereof (or require the counterparty to the Product Outlicense to pay, if applicable) to LLS an amount equal to the total amount of Funding actually received by Company from LLS (less any amounts previously paid to LLS) and a royalty equal to ** of Net Sales of the Product.”

6.             Section 10.1(d) of the Agreement is hereby modified to read in its entirety as follows:

“if Company combines through merger or otherwise with another company, is sold or transferred to another company or all or substantially all of its assets relating to the Product are sold or transferred to another company (each, a “Company Sale”), and only if the counterparty to the Company Sale does not assume all of Company’s obligations under Sections 10.1(a) and (b), Company shall pay to LLS or cause such other company to pay to

LLS, subject to Section 10.1(e), (i) an amount equal to ** within ** days after the first regulatory approval for marketing of the Product by a regulatory body; (ii) an amount equal to ** within ** days of the First Commercial Sale; (iii) an amount equal to ** within ** days of meeting the sales milestone of ** in annual Net Sales; and (iv) a royalty equal to ** of Net Sales. LLS agrees to consider in good faith any proposal from Company or its successor for a lump sum payment in lieu of such royalty.”

7.             Section 10.1(e) is hereby added to the Agreement as follows:

“The payments specified in each of clauses (a), (b), (c) and (d) above are mutually exclusive and in no event shall Company be required to make, and LLS shall not be entitled to receive, payments under more than any one of such clauses at any given time. The aggregate total payments to LLS under this Section 10.1, notwithstanding any other provision of this Agreement to the contrary, shall be limited to three (3) times the total Funding actually received by Company from LLS under this Agreement.”

8.             Exhibit C of the Agreement is hereby replaced in its entirety by Revised Exhibit C attached hereto.

9.             Except as expressly amended or supplemented by this Amendment to the Agreement, all of the terms and conditions of the Agreement shall remain in full force and effect in accordance with their terms.

10.          No agreement or understanding bearing on this Amendment to the Agreement shall be binding on either party hereto unless it shall be in writing and signed and delivered by a duly authorized officer or representative of each of LLS and ONCONOVA expressly referring to this Amendment to the Agreement.

IN WITNESS WHEREOF, the parties have caused the Amendment to be executed and delivered by their duly authorized representatives.

THE LEUKEMIA & LYPHOMA SOCIETY		ONCONOVA THERAPUETICS, INC.

By:	James T. Nangle	By:	Ramesh Kumar, Ph.D.

(Signature)	/s/ James T. Nangle	(Signature)	/s/ Ramesh Kumar, Ph.D

Title:	Senior Vice President & CFO	Title:	Vice President & CFO

REVISED EXHIBIT C

Deliverables, Milestones and Payments

LLS and Company agree to the following provisions regarding timelines, Deliverables, Milestones and Payments in performance of the Research Program under the terms of the Agreement.

1.             Timelines.

1.1.         Definition. A timeline is a linear, chronological representation of key events or steps along the Term of this Agreement whereby the Parties measure progress toward the goals of the Research Program. The timeline is a pictorial representation of the anticipated Deliverables, Milestones and Payments to Company by LLS.

1.2.         Overview of Research Program Timeline. The following timeline represents the Company’s best estimate for achieving site initiation, follow-up and study reports. In order to maintain maximum flexibility of the Research Program, the timeline and associated Deliverables, Milestones and Payments may be revised by mutual agreement of the Parties.

Timeline for Site Initiation; Follow-up, -and-Study Report for Approval Track-Clinical Trial of ON 01910.Na in High Risk Myelodysplastic Syndromes (MDS) Patients Refractory to Hypomethylating Agents.

1.3.         Timeline of Deliverables, Milestones and Payments. The Parties agree that the following is a representation of key events during the Term of this Agreement, whereby Deliverables, Milestones and Payments are represented by single letter designations (“D”, “M”, and “P”, respectively). Numbers that follow the single letter designations represent the consecutive order of the Deliverables, Milestones or Payments.

2.             Deliverables.

2.1.         Research Program Deliverables. The Parties have agreed upon the following defined Deliverables.

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3.             Milestones and Payments.

3.1.         Definition. A Milestone is a readily identifiable and quantifiable achievement reflecting progress in the Research Program. A Payment is the transfer of Funding from LLS to Company.

3.2.         Research Program Payments and Milestones. The Parties have agreed upon a schedule of Payments which are subject to the achievement of Milestones.

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4.             Research Advisory Committee Meetings.

4.1.         Research Advisory Committee Meeting Schedule. The Parties have tentatively agreed upon a schedule of Research Advisory Committee Meetings. In accordance with Article 3.2 of the Agreement, additional meetings may be scheduled and the Team Leaders, upon mutual agreement, may change such meeting dates.

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